Exhibit 10.46
FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 1, 2024 (this “Amendment”), is entered into by and among (a) PURECYCLE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), (b) the Guarantors (as defined herein), (c) the Lenders (as defined herein), (d) MADISON PACIFIC TRUST LIMITED, as Administrative Agent (in such capacity, the “Administrative Agent”), and (e) MADISON PACIFIC TRUST LIMITED, as Security Agent (in such capacity, the “Security Agent”).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Security Agent are party to that certain Credit Agreement, dated as of March 15, 2023, as amended by that certain First Amendment to Credit Agreement dated as of May 8, 2023, that certain Second Amendment to Credit Agreement dated as of August 4, 2023 and that Third Amendment dated as of August 21, 2023 (the “Credit Agreement” and, the Credit Agreement as amended and modified by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined in this Amendment shall have the same meanings as specified in the Amended Credit Agreement.
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to (i) increase the Lenders’ Aggregate Commitments from $150,000,000 to $200,000,000, (ii) extend the Maturity Date from March 31, 2025 to September 30, 2025 and (iii) add an additional permitted Investments basket to permit the purchase (or repurchase) of Ironton Bonds in an aggregate amount of up to $262,500,000; and
WHEREAS, the Lenders are willing to so amend the Credit Agreement solely on the terms and subject to conditions set forth in this Amendment and the Lenders authorize and instruct the Administrative Agent and the Security Agent to enter into this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.Amendments to Credit Agreement.
(a)Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by amending and restating the following definitions contained therein in their entirety to provide as follows:
“Maturity Date” means September 30, 2025.
“Commitment” means as to each Lender, its obligation to make Revolving Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01(b) under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Commitment of all of the Lenders as of the Fourth Amendment Date is $200,000,000.
“Permitted Transfers” means (a) Dispositions of inventory in the ordinary course of business; (b) Dispositions of property to the Borrower or any Subsidiary; provided, that if the transferor of such property is a Loan Party then the transferee thereof must be a Loan Party; (c) Dispositions of accounts receivable in connection with the collection or compromise thereof; (d) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries; (e) any Disposition constituting an Investment otherwise permitted hereunder; (f) the sale or disposition of Cash Equivalents and the investments set forth on Schedule 7.03 for fair market value; and (g) Dispositions of the Ironton Bonds, as in effect immediately following the proposed amendments thereto as of March 1, 2024.
(b)Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by adding the following new definitions in alphabetical order to provide as follows:
“Fourth Amendment Date” means March 1, 2024.
(c)Section 7.02 (Indebtedness) of the Credit Agreement is hereby amended by adding “, other than with respect to any Ironton Bonds,” after the phrase “listed on Schedule 7.02 and” in clause (b).
(d)Section 7.03 (Investments) of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (h), (ii) deleting the period at the end of clause (i) and replacing it with “; and” and (iii) adding a new clause (j) to provide as follows:
(j)    Investments in Ironton Bonds in an aggregate principal amount not to exceed $262,500,000; provided, however, in no event shall any such Investments in Ironton Bonds be made using the proceeds of the Loans hereunder.
(e)Schedule 1.01(b) (Initial Commitments and Applicable Percentages) is hereby amended and restated in its entirety to read as set forth on Schedule 1.01(b) attached hereto.
SECTION 2.Conditions of Effectiveness. The amendments to the Credit Agreement contained in Section 1 hereof shall become effective as of the date (the “Effective Date”) on which the Administrative Agent has notified the Borrower, the Guarantors and the Lenders upon being satisfied that it has received or waived receipt of all the documents and evidence referred to in this Section (Conditions of Effectiveness) of this Amendment in form and substance satisfactory to the Administrative Agent (acting on the instructions of all Lenders):
(a)The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Security Agent.
(b)Each Lender shall have received an amended and restated Revolving Note, substantially in the form attached hereto as Exhibit A, executed by the Borrower.
(c)The Administrative Agent shall have received a fully executed copy of that the Second Amendment to Credit Agreement, dated as of the date hereof, relating to the Plastic Credit Agreement.
(d)The Administrative Agent (for the ratable benefit of each Lender) shall have received from the Borrower the Amendment Fees, which such fees are fully earned upon the date hereof and non-refundable under any circumstances.
(e)The Borrower shall have paid in full all expenses described in Section 9 of this Amendment that have been invoiced on or prior to the date hereof.
(f)Each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all respects.
SECTION 3.Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent:
(a)The representations and warranties of the Borrower and each Guarantor contained in the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that for purposes of this Section 3, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.
(b)The execution, delivery and performance by the Borrower and each Guarantor of this Amendment are within the Borrower’s and such Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action and, if required, action by any holders of its Equity Interests.
(c)This Amendment constitutes the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
(d)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 4.Amendment Fees. On the Effective Date, the Borrower agrees to pay to each Lender (i) a maturity extension fee equal to 25 basis points (0.25%) times the aggregate Commitment of such Lender as of the Effective Date (the “Maturity Extension Fee”), and (ii) a facility increase fee equal to 75 basis points (0.75%) times the sum of (y) the aggregate Commitment of such Lender as of the Effective Date, minus (z) the aggregate Commitment of such Lender immediately prior to the Effective Date (the “Facility Increase Fee” and, together with the Maturity Extension Fee, collectively, the “Amendment Fees”), in each case, which such fees are fully earned on the Effective Date and non-refundable under any circumstances.
SECTION 5.Ratification and Reaffirmation; Effect of this Amendment.
(a)Each Loan Party hereby consents to the amendments effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement and in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby (I) confirms that (i) the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents (as defined in the Credit Agreement) in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided therein and (ii) neither the modifications effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (A) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred or (B) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens and (II) ratifies its guarantee of the Obligations as provided in any Guaranty that is effective immediately prior to the date hereof.
(b)Except as expressly set forth or referenced herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver or novation of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Security Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party hereto to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(c)Unless the context otherwise requires, from and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” or words of like import in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 11.14 and Section 11.15 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
SECTION 7.Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 8.Execution in Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Except as provided in Section 2, this Amendment shall become effective by and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.
SECTION 9.Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent, the Security Agent and each of the Lenders, in each case, for its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, in each case, in accordance with Section 11.04 of the Credit Agreement.
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    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.
                        BORROWER:
PURECYCLE TECHNOLOGIES, INC.
By: /s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer

GUARANTORS:

PURECYCLE TECHNOLOGIES HOLDINGS CORP.

By: /s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer
PURECYCLE TECHNOLOGIES, LLC

By: /s/ Dustin Olson
Name: Dustin Olson
Title: Chief Executive Officer

[Signature Page to Fourth Amendment to Credit Agreement]

AGENTS:

MADISON PACIFIC TRUST LIMITED, as Administrative Agent

By: /s/ Cassandra Ho
Name: Cassandra Ho
Title: Managing Director
MADISON PACIFIC TRUST LIMITED, as Security Agent

By: /s/ Cassandra Ho
Name: Cassandra Ho
Title: Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

LENDERS:

SYLEBRA CAPITAL PARTNERS MASTER FUND, LTD, as a Lender

By: /s/ Matthew Whitehead
Name: Matthew Whitehead
Title: Authorized Signatory
SYLEBRA CAPITAL PARC MASTER FUND, as a Lender

By: /s/ Matthew Whitehead
Name: Matthew Whitehead
Title: Authorized Signatory
SYLEBRA CAPITAL MENLO MASTER FUND, as a Lender

By: /s/ Matthew Whitehead
Name: Matthew Whitehead
Title: Authorized Signatory
[Signature Page to Fourth Amendment to Credit Agreement]

SCHEDULE 1.01(b)
Commitments and Applicable Percentages as of Fourth Amendment Date
“Revolving Commitment”

Lender	Commitment	Applicable Percentage
Sylebra Capital Partners Master Fund, Ltd	$144,000,000.00	72.00%
Sylebra Capital PARC Master Fund	$48,000,000.00	24.00%
Sylebra Capital Menlo Master Fund	$8,000,000.00	3.00%
Total Revolving Credit Commitments:	$200,000,000.00	100%

EXHIBIT A
FORM OF AMENDED AND RESTATED REVOLVING NOTE
$[_______________]
[___________], [____]
FOR VALUE RECEIVED, PURECYCLE TECHNOLOGIES, INC. (the “Borrower”), hereby promises to pay to [_____________________] or its registered assigns (the “Lender”), the principal amount of [____________________] Dollars ($[_______________]), or, if less, the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under that certain Credit Agreement, dated as of March 15, 2023 (as amended by that certain First Amendment to Credit Agreement dated as of May 8, 2023, that certain Second Amendment to Credit Agreement dated as of August 4, 2023, that Third Amendment dated as of August 21, 2023, that Fourth Amendment dated as of [________], 2024 and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Guarantors, the Lenders from time to time party thereto, MADISON PACIFIC TRUST LIMITED, as Administrative Agent, and MADISON PACIFIC TRUST LIMITED, as Security Agent.
The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
This Amended and Restated Revolving Note is one of the Revolving Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Amended and Restated Revolving Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.
The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Amended and Restated Revolving Note.
Delivery of an executed counterpart of a signature page of this Amended and Restated Revolving Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amended and Restated Revolving Note.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
This Amended and Restated Revolving Note amends and restates in its entirety that certain Revolving Note dated March 15, 2023 in the principal amount of $[________] made by the Borrower in favor of the Lender (the “Prior Note”). The Borrower hereby acknowledges and agrees that this Amended and Restated Note as given is substitution for, and not as payment of, the Prior Note. The Borrower hereby further acknowledges and agrees that this Amended and Restated Revolving Note does not constitute a novation of the obligations and liabilities existing under the Prior Note and such obligations and liabilities shall remain in full force and effect in accordance with the terms thereof as modified hereby.

IN WITNESS HEREOF, the undersigned has caused this Amended and Restated Revolving to be duly executed and delivered as of the date first written above.
PURECYCLE TECHNOLOGIES, INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Amended and Restated Revolving Note]